Exhibit 10.37


                                 AMENDMENT NO. 1

     THIS AMENDMENT NO. 1 (the "Amendment") is made and entered into as of July 11, 2001, by and between ROYAL GRIP, INC., an Arizona corporation ("Royal Grip"), and PRECISION FM JAPAN, LTD., a Japanese corporation ("Precision").

                                    RECITALS

     WHEREAS, the parties entered into an agreement, dated July 12, 1991, for the exclusive distributorship of Royal Grip Products in the Far East and Southeast Asia (the "Agreement");

     WHEREAS, the parties have determined to modify the Agreement in the manner hereinafter set forth.

     NOW THEREFORE, the parties hereby agree as follows:

     Section 1. AMENDMENT. Section 3 is hereby amended in its entirety to read as follows:

          3. TERM. The initial term of this Agreement shall be for the period beginning the date hereof, such date being the "Effective Date" and ending January 31, 2002. If, at the end of the initial term, Precision is not in default of any of the terms contained herein, it may renew the Agreement for additional, successive, two-year terms on the terms and conditions agreed.

     Section 2. CONTINUING VALIDITY. Except as amended herein, the provisions of the Agreement shall remain unchanged and in full force and effect. All references to the Agreement hereafter shall be deemed to mean and refer to the Agreement, as amended by this Amendment.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                          ROYAL GRIP, INC.

                                          By: /s/ Thomas A. Schneider
                                              ----------------------------------
                                              Name: Thomas A. Schneider
                                              Title: President


                                          PRECISION FM JAPAN, LTD.

                                          By: /s/ Sadami Nishioka
                                              ----------------------------------
                                              Name:  Sadami Nishioka
                                              Title: President